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                                                               EXHIBIT 10(B)(2)


                 1993 Term Loan Agreement between the Registrant and SunBank, National Association, and related Pledge Agreement filed as
                 Exhibit 10(B)(1) to Amendment No. 2 of the Registrant's Registration Statement on Form S-4, registration number 33-63826, is incorporated herein by reference.


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